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ARIEL MUTUAL FINDS
[LOGO]
               THE PATIENT INVESTOR
Ariel Fund
Ariel Appreciation Fund
Ariel Premier Bond Fund
[GRAPHIC]


                                             Quarterly Report--December 31, 1999


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IMPORTANT FIRM NEWS

TALENT SHOW
At Ariel Mutual Funds, we believe people are central to any business proposition and represent the crux of all opportunities. With this in mind, we are dedicated to assembling and continually motivating a diverse and talented team. In keeping with this ongoing effort, we are pleased to announce one important promotion as well as the addition of two new staff members.

MANAGING FOR SUCCESS
First, as a direct result of his hard work and significant contribution to the growth of our firm over the past ten years, John Miller, CFA has been appointed Vice President of Research and Assistant Portfolio Manager of Ariel Fund. In this capacity, John Miller plays a key role in the research process and is the primary sounding board for John W. Rogers, Jr. in the portfolio management process of Ariel Fund. Prior to joining Ariel in 1989, John spent three years as an institutional equity trader at Cantor, Fitzgerald & Co. after earning his Bachelor of Business degree from Western Illinois University.

A NEW FACE FOR A NEW MILESTONE
On December 1, 1999, Ariel Appreciation Fund celebrated its 10-year anniversary. We are pleased with the fund's long-term track record and anticipate a bright future of growth. The newest addition to Ariel's research team, Tim Fidler, Vice President of Research and Assistant Portfolio Manager of Ariel Appreciation Fund, works directly with Eric McKissack, CFA in the research and portfolio management process for Ariel Appreciation Fund. Tim earned a BA from Northwestern University as well as an MBA from The University of Chicago, where he graduated with High Honors. In addition, Tim brings six years of research and portfolio management experience to his position. He worked at Morgan Stanley & Co. Asset Management and Lunn Partners, LLC/Lehman Brothers, Private Bank and has completed Level II of the Chartered Financial Analyst program.

A QUALIFIED COMMITMENT
Roxanne Ward has been appointed Vice President and Corporate Secretary. Roxanne earned both her Bachelor of Arts and Master of Arts degrees from The University of Chicago and received her Juris Doctor from Harvard Law School. She joins Ariel after spending four years working as the First Assistant General Counsel/Board Liaison for the Chicago Park District. In addition to helping coordinate the civic, community, charitable and political activities of the firm, Roxanne serves as Corporate Secretary of Ariel Capital Management, Inc. and Ariel Mutual Funds. In this capacity, she works with the external directors and trustees. Moreover, as Secretary to the Office of the President, Ariel's senior management group, she is responsible for facilitating its functioning and accountability. With her extensive legal experience, Roxanne is uniquely suited to handle a plethora of corporate legal issues and help oversee outside counsel.


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Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
312.726.0140
www.arielmutualfunds.com



FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL CAP AND MID-CAP STOCKS MAY BE MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.


      TABLE OF CONTENTS


 The Patient Investor              2

 Company in Focus                  7

 Company Updates                   9

 Ariel Equity Funds               11

 Schedule of Equity Investments   13

 Equity Statistical Summary       17

 Ariel Bond Fund                  19

 Schedule of Bond Investments     22

 Board of Trustees                27



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                                            SLOW AND STEADY WINS THE RACE.-AESOP
[LOGO]

THE PATIENT INVESTOR -Registered Trademark-

DEAR FELLOW SHAREHOLDER: For the quarter ended December 31, 1999, the Ariel Fund fell -0.87% while the Ariel Appreciation Fund managed a +1.47% gain.(1) Like so many of our value peers, we were frustrated by the protracted weakness in the stock prices of small and mid-cap value issues during a time when their aggressive growth counterparts continued to scale new heights. The return differentials of the small and mid-cap style specific indices tell the whole story. For example, while the small issues comprising the Russell 2000 Growth Index surged +33.39% over the last THREE MONTHS, those of the Russell 2000 Value Index gained just +1.53%. Similarly, on the mid-cap front, the +39.47% quarter-end return for the Russell Mid Cap Growth Index blew away that of the Russell MidCap Value Index, which rose +3.77%. Moreover, the growth biases of the seemingly style blended Russell 2000 and Russell Mid Cap indices are clearly evident in their +18.44% and +17.23% three-month returns.

For the year, the style-based performance gaps are even more pronounced as shown in the following chart.


        ONE YEAR RETURNS--12/31/98 THROUGH 12/31/99
        -------------------------------------------
Russell 2000 Growth Index                              +43.09%
Russell 2000 Index                                     +21.26%
Russell 2000 Value Index                                -1.49%

Russell Mid Cap Growth Index                           +51.29%
Russell Mid Cap Index                                  +18.23%
Russell Mid Cap Value Index                             -0.11%

And so, against this disparate backdrop--some say the biggest differential ever--news reports all read the same. SMART MONEY

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Total returns assume reinvestment of dividends and capital gains. The principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the period ended December 31, 1999, the average annual returns of the Ariel Fund for the one-, three-, five- and ten-year periods were -5.76%, 12.21%, 15.64%, and 10.36%, respectively. The Ariel Appreciation Fund's average annual returns for the one-, three-, five- and ten-year periods ended December 31, 1999 were -3.79%, 16.63%, 19.50%, and 13.60%, respectively.


                                                                               2


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MAGAZINE--"The cheap just get cheaper." MUTUAL FUND MAGAZINE--"Value investing . . . the pariah of the fund world." BARRON'S--"Under the old paradigm, a stock that doubled overnight might give pause to would-be buyers; under the new paradigm, a stock that doubles overnight becomes four times more attractive." MORNINGSTAR INVESTOR--"Nineteen ninety-nine . . . another bitter year for dedicated value investors."

Although we are disappointed with value's results, we are not discouraged. In fact, we are encouraged by the past and believe today's investment environment is brimming with opportunity. Just as we read in FORBES, "Comfort isn't what delivers investment return. It is doubt, skepticism and demonstrated under-performance." With these three criteria in place, we eagerly anticipate 2000.

PORTFOLIO COMINGS AND GOINGS

In the Ariel Fund, we eliminated our position in CenturyTel (NYSE: CTL) when the appreciation of its shares pushed its market capitalization beyond our comfort level for a small-cap fund. It is worth noting that the stock had been a very strong performer--having risen more than 200% over the course of our four-year holding period. Additionally, despite such a short holding period--just six months--we sold True North Communications (NYSE: TNO). The company's stock price rose from $24 to $44 a share, reaching our estimate of full value. On the buy side, we continued to build positions in two undervalued property and casualty insurers: HCC Insurance Holdings, Inc. (NYSE: HCC) and Horace Mann Educators Corporation (NYSE: HMN). We also accumulated more shares of Hasbro (NYSE: HAS), the toy maker, as well as carpet tile manufacturer, Interface (OTC: IFSIA) on price weakness.

In the mid-cap Ariel Appreciation Fund, we sold The Northern Trust Bank (OTC:
NTRS) and Omnicom Group (NYSE: OMC) after long and successful holding periods. We also continued to pare back our position in the increasingly expensive Tribune Company (NYSE: TRB). However, in an effort to maximize our meticulous research and further profit from this timeless industry, we initiated purchase of another newspaper company, McClatchy Company (NYSE: MNI). Additionally, we had the opportunity to repurchase an old favorite at a compelling valuation, SunGard Data Systems, Inc. (NYSE: SDS), the computer services and software company. We also added to a number of existing holdings


3

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at attractive prices. They included: Newell Rubbermaid, Inc. (NYSE: NWL); Sybron
International Corporation (NYSE: SYB) and Hussmann International, Inc.
(NYSE: HSM).

LESSONS FROM LOMBARDI

As we have discussed on so many occasions, reading is the underlying foundation of our research process at Ariel. We constantly devour magazines, newspapers, books, Wall Street research reports and company-specific literature in order to understand trends, avoid fads, uncover new stock ideas and stay abreast of current holdings. As we strive to continually hone our own skills and get better and better, we also frequently read about leaders and leadership. In our view, the defining characteristics of all leaders--the good ones and the bad ones--are strikingly similar and are often easily translated across a myriad of industries and disciplines. And so, this year THE WARREN BUFFETT PORTFOLIO took us deeper into the thinking of a great investor; CHAINSAW recounted the excesses of a desperate chief executive whose vainglorious dealings led to a bankrupt Sunbeam Corporation; TOY WARS detailed the history of Hasbro; TITAN described John D. Rockefeller's empire building and BUILT TO LAST chronicled some of America's best businesses. But it was a book on, of all things, a football coach that presented some of the most compelling insights we have ever read about precision and discipline. While these two ideals are clearly important in the world of competitive sports, they are also two of the most important characteristics of successful investing.

Vince Lombardi said, "Leaders are made, not born," stressing the importance of preparation and training in life. WHEN PRIDE STILL MATTERED describes how he went from an over-rated college football player at Fordham University, to an assistant coach at West Point and then the New York Giants--by his own account, twenty years of "apprenticeship" before being named head coach of the Green Bay Packers. His two sources of inspiration were a 15th century priest and a modern day army colonel. More specifically, he was influenced by St. Ignatius of Loyola who, in the Jesuit tradition, believed that "perfection went to those who sought it most eagerly." Equally influential in his life was Colonel Red Blaik, the indomitable coach of the West Point football team who Lombardi called "the most prepared man he had ever met . . . a miserable loser and proud of it." As the book's author
David Maraniss writes, "Both emphasized discipline, order, organization, planning, attention to detail, repetition, the ability to adjust to different

                                                                               4


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situations and remain flexible in pursuit of a goal while sustaining an obsession with one big idea."

Lombardi's obsession, like that of his living mentor, was winning. Winning was his perfection and the pursuit of it required discipline. As such, he once remarked, "I've never really known a successful man who deep in his heart did not appreciate the discipline it takes to win." For him, this discipline was played out with repetition, and repetition begat precision. "Even in repetitive drills, he had a way of making the mundane seem important . . . Everything was accounted for, labeled, identified, put in order, fundamental and sound . . . He would drill the same play over and over again until it was more than routine and familiar, it was in [the team's] blood, part of their reflexive being." He said, "They call it coaching, but its teaching. You do not just tell them it is so, you show them the reasons why it is so and you repeat and repeat until they are convinced, until they know."

And so, from Vince Lombardi's football teachings, we can be better stock pickers. First, there is the idea of the apprenticeship. While some people are born with talent, Lombardi's remarkable career effectively demonstrates that real greatness comes with study. In his case, St. Ignatius and Red Blaik were his subjects and he mastered and adopted the best of their ideas, mixing in his own along the way. As a result, Lombardi was said to have "revered Blaik without following him blindly." His reverence is unambiguous in a letter sent to Blaik from Green Bay. "My football is your football. My approach to problem solving is the way I think you would approach it. I just hope and pray I can do justice to it and to you." In our own world of investing, we are students of Ben Graham, the father of value investing, and his protege Warren Buffett, the greatest investor of our era. In our quest to be great investors, our view is that the "apprenticeship" never ends.

Interestingly, "the game itself was the superficial part of coaching for Lombardi. He had already done his work getting his team prepared" before they walked onto the field. In reading this strategy, we are reminded of the importance of our own exhaustive research effort BEFORE a stock goes into our portfolios. Once it has passed our high standards, monitoring a holding and watching as it realizes its potential is secondary to our initial analysis. We believe this uncompromising due diligence inevitably leads to fewer mistakes.

5

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On the subject of discipline--clearly, having a well-defined investment philosophy that is executed with razor-sharp precision is a key ingredient to realizing above average rates of return. The real challenge is having the resolve to stick with the discipline in difficult periods. Even armed with his unbending will and intense preparation, Lombardi's teams did not win every game. No team does. (Nor is there an investment manager who outperforms every single year.) To this point, Lombardi would say, "Our greatest glory is not in never falling, but in rising every time we fall." The current climate for value investing speaks to the importance of this perspective.

Lombardi said he always played the game as if the score was "nothing to nothing"--no matter what the team's lead. The same cannot be said of a growing contingent of investment managers who, in an effort to stay in the performance game, build portfolios to perform "in line" with the indices and therefore never have the opportunity to achieve truly exceptional long-term results. These "closet indexers" fear under-performance. Yet, when Lombardi was confronted with a tough challenge like a title clinching game, he taught his team to manage their nerves. His view, "In football, as in life, excessive fear and anxiety can dim the brightest mind." Again, the parallels to investing are uncanny as some of the biggest investment mistakes often follow knee-jerk reactions to unfavorable events.

And so, we urge our fellow shareholders to let go of those anxieties that may be fueled by short-term setbacks. This game is far from over, and we have our eye on the ball. As always, we appreciate the opportunity to serve you and welcome any questions or comments you may have.

Sincerely,


/s/ John W. Rogers, Jr.       /s/ Eric T. McKissack, CFA
-----------------------       ----------------------------
John W. Rogers, Jr.               Eric T. McKissack, CFA
Portfolio Manager                 Portfolio Manager
Ariel Fund                        Ariel Appreciation Fund


THE FUNDS' PORTFOLIO SECURITIES AS OF DECEMBER 31, 1999, INCLUDING THE SECURITIES DISCUSSED IN THIS LETTER, ARE LISTED IN THE SCHEDULE OF INVESTMENTS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.


                                                                               6


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COMPANY

NEWELL RUBBERMAID, INC. (NYSE: NWL) manufactures consumer staple products that are primarily sold to mass merchants under three main product categories. The company's Hardware and Home Furnishings division produces window treatments, picture frames, tools, storage, and home hardware. Newell's Office Products business focuses on markers and writing instruments as well as office storage and organization accessories. The Housewares business manufactures branded cookware and bakeware, glassware, storage products, infant and juvenile care products and hair accessories.

NEWELLRUBBERMAID
-----------------
29 EAST STEPHENSON sTREET
FREEPORT, IL 61032
(815) 235-4171

REASONS FOR RECOMMENDATION

A UNIQUE ABILITY TO SERVE ITS CUSTOMER BASE

In a world in which manufacturers of consumer products who serve the mass retail channel are having difficulty maintaining their profit margins, Newell has shown a remarkable ability to not only survive in this environment, but prosper. The company partners with its mass merchant customers by providing them with unparalleled service: on-time delivery, category management programs, vendor managed inventory, innovative merchandising and display programs, sophisticated management information systems, and enhanced product visibility through brand promotions. Many smaller competitors in Newell's product categories cannot provide this level of service, and as a result, they have often ended up selling their product lines to Newell over the years.

OUTSTANDING MANAGEMENT TEAM WITH A UNIQUE AND DISCIPLINED ORGANIZATIONAL CULTURE

As we do with all new ideas, we met with Newell's top management team prior to purchasing a position in the company. We were extremely impressed with the disciplined and consistent approach they take to managing their business and employees. For example, one unique characteristic of the company is their rigorous management and career development program, which exposes employees to different departments within the company and thereby ensures they master all aspects of the business. When given the opportunity to hear from several other divisional managers within the organization, we were pleased to see this same disciplined culture exemplified in their own management style. The "Newellization" process of integrating acquisi


7

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IN FOCUS

tions into the company's unique style of management has created a culture that allows the company to duplicate its past successes and learn from mistakes.

FAVORABLE ECONOMICS

Over the years, Newell has built a disciplined culture, maintained product category dominance, brand presence, and close relationships with its core customers, allowing it to earn attractive returns. Newell is a profitable business with high margins and high returns on equity and tangible assets. Management has developed a well-honed business model characterized by 3-5% internal growth, supplemented by acquisitions. The business generates significant levels of free cash flow which is used to fund Newell's appetite for acquisition growth.

ACQUISITION INTEGRATION

In March of 1999, Newell completed the acquisition of Rubbermaid Inc., by far its largest and most ambitious to date. Although we believe the Rubbermaid brand and product portfolio will be an excellent long-term strategic fit for Newell, the acquisition was not problem-free. Historically, Rubbermaid had been a very under-managed franchise. However, since the acquisition, management has been rigorously initiating Rubbermaid in the "Newellization" process to bring it up to its high performance standards. Although a number of operational difficulties have caused several earnings shortfalls along the way, we believe management has the integration under control. We capitalized on the valuation opportunity that resulted from these earnings shortfalls by buying a well-managed franchise with significant long-term growth opportunities.

COMPELLING VALUATION

At $29, the stock is currently trading at 13.5 times our cash earnings estimate for this year, 7.3 times cash flow, and a 49% discount to our estimate of its private market value (PMV) of approximately $57 per share.

We recommend investors initiate a position in Newell Rubbermaid at current levels.


                                                                               8

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COMPANY

SPECIALTY EQUIPMENT (NYSE: SEC)Specialty Equipment's calendar year 1999 revenues are expected to decline slightly due to lower than expected sales of Beverage-Air coolers to the soft drink market. However, excluding the difficult soft drink market, Specialty Equipment's revenues should increase approximately 6% for the year as the company benefits from successful product placement. Specifically, its Taylor frozen carbonated beverage machines are in Burger Kings and its Fruit and Chocolate Coolatta machines can be found in Dunkin' Donuts. As for new products, the innovative and practical design of the upcoming Crown line of ice cream machines is expected to attract new orders from both existing and potential customers.

The economics of the business continue to look good as measured by its free cash flow generation and return on assets. Specifically, the company continues to produce the highest operating cash flow margins in the industry. Additionally, Specialty Equipment generates returns that far exceed its cost of capital. The company has taken advantage of the recent decline in share price, buying back much of its mispriced stock and thereby aligning management's interest with that of its shareholders.

Specialty Equipment is selling at a remarkable discount to private market value based on recent acquisition multiples. Currently at $23.94, Specialty is trading at only 11.5 times our forward twelve-month earnings per share estimate of $2.09 and at a 42% discount to our estimated private market value (PMV) of $41.00.

TRUE NORTH COMMUNICATIONS, INC. (NYSE: TNO) After a brief but lucrative holding period, True North Communications has been sold from Ariel's portfolio. As the world's sixth-largest advertising holding company, True North has benefited from improved organizational structure and industry trends, and its success has been recognized in its stock price.

David Bell was elected Chairman and CEO in March of 1999 and has led the rejuvenation of True North over the past nine months. Bell has emphasized "collaboration" among holding company subsidiaries as a way to generate revenue growth. In addition, he made the difficult but important decision to combine the major offices of True North's two global networks, FCB Worldwide and Bozell Worldwide, resulting in more productive use of resources and a reduced cost structure.

We continue to believe True North is a fine company led by talented management in an attractive industry. True North hit a 52-week high of $47 on December 8th, 1999, representing full-value, in our opinion. In keeping with our disciplined investment philosophy, we sold the stock. If investor sentiment changes over time without a corresponding change in fundamentals, we would consider adding shares of this wonderful business to our portfolios again.

[LOGO]
1245 CORPORATE BOULEVARD
SUITE 401
AURORA, IL 60504
(630) 585-5111

[LOGO]
101 EAST ERIE STREET
CHICAGO, IL 60611
(312) 425-6500


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UPDATES

FRANKLIN RESOURCES, INC. (NYSE: BEN) With offices in 25 countries around the world, Franklin Resources is a leading global investment manager with approximately $225 billion in assets under management. Its three families of mutual funds are sold under the well-known and widely respected brand names:
Templeton (international), Franklin (fixed income and domestic equities), and Mutual Series (domestic equities).

[LOGO]
FRANKLIN RESOURCES, INC.
777 MARINERS ISLAND BLVD.
SAN MATEO, CA 94404

(650) 312-2000

In 1998, the stock fell 50% due to the turmoil in the international markets and their subsequent decline. We took advantage of this opportunity to purchase the stock when it was out of favor. In addition to operating under three great brand names, Franklin Resources is extremely profitable and generates substantial excess cash flow which management has used judiciously to make acquisitions, pay dividends, and repurchase shares. After a modest earnings per share (EPS) decline in 1999, greater attention to the cost side of the business and improving markets have returned the company to its traditional growth pattern. Longer-term, Franklin Resources is a prime beneficiary of increasing personal savings rates around the world. In a consolidating industry, we expect Franklin Resources to be one of the winners. The shares sell at approximately 14 times this year's expected EPS, or a 45% discount to the S&P 500 Index. We recommend investors buy shares at current levels.

WESLEY JESSEN VISIONCARE (OTC: WJCO) Wesley Jessen VisionCare is the leading worldwide developer, manufacturer and marketer of specialty soft contact lenses. The company's financial performance met our expectations in 1999, and we continue to have a positive outlook for Wesley Jessen in 2000.

[LOGO]
WESLEY JESSEN
333 EAST HOWARD AVENUE
DES PLAINES, IL 60018
(847) 294-3000


The company is focused on the specialty contact lens market, a niche which offers strong growth and excellent profitability. Wesley Jessen offers value-added features for which customers are willing to pay a premium price, such as color, precise shaping to correct astigmatism, comfort for dry eyes, and UV protection. As the market for such products has grown more than 10% over the past few years, the company has leveraged its fixed manufacturing base to generate 20% gains in earnings.

Wesley Jessen should be able to maintain similar growth for several more years. With baby boomers' children coming of age and increased buying power abroad, contact lenses are becoming more popular. Successful new product development, such as a bi-focal product, will also increase the size of specialty markets. Finally, with over 70 U.S. patents and a well-established sales and distribution network, Wesley Jessen should be able to maintain profitability in the face of growing competition.

Over the past year, the stock has shown significant volatility--ranging in price from $21 to $41. Ariel has been able to take advantage of this opportunity, adding to our position at the low end of the range when price and value diverged. Currently, our estimate of full value is $43, and we recommend purchase of shares.

ARIEL FUND
Inception November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94



----------------------------------------------------------------------------------------------------------------
                    4th Quarter  YTD       1 Year     3 Year     5 Year    10 Year    Life of Fund
----------------------------------------------------------------------------------------------------------------

Ariel Fund            -0.87%    -5.76%    -5.76%     +12.21%      +15.64%  +10.36%     +13.57%
----------------------------------------------------------------------------------------------------------------
Russell 2000 Index   +18.44%   +21.26%   +21.26%     +13.08%      +16.69%  +13.40%     +12.22%
----------------------------------------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

ARIEL FUND
Technology                                 3.31%
Health Care                                3.41%
Consumer Discretionary & Services          35.75%
Consumer Staples                           8.81%
Materials & Processing                     16.18%
Producer Durables                          19.67%
Financial Services                         11.72%
Cash and Other                             1.15%
Integrated Oils                            0%

RUSSELL 2000 INDEX
Technology                                 23.6%
Health Care                                9.9%
Consumer Discretionary & Services          16.8%
Consumer Staples                           2.1%
Other Energy                               2.7%
Materials & Processing                     8.2%
Producer Durables                          9.0%
Autos & Transportation                     3.2%
Financial Services                         17.5%
Utilities                                  6.1%
Cash & Other                               0.9%
Integrated Oils                            0%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


DATE           ARIEL FUND          S&P           RUSSELL 2000
 1986           $10,000             $10,000       $10,000
 1987           $11,367             $10,256        $8,860
 1988           $15,905             $11,960       $11,065
 1989           $19,900             $15,749       $12,863
 1990           $16,699             $15,260       $10,354
 1991           $22,163             $19,910       $15,122
 1992           $24,763             $21,427       $17,906
 1993           $26,924             $23,587       $21,292
 1994           $25,786             $23,897       $20,904
 1995           $30,581             $32,878       $26,849
 1996           $37,747             $40,426       $31,279
 1997           $51,502             $53,914       $38,274
 1998           $56,595             $69,320       $37,300
 1999           $53,335             $83,912       $45,228


*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index measures the performance of smaller companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.


TEN LARGEST HOLDINGS
as of December 31, 1999

1  LEE ENTERPRISES
   Diversified media company

2  BRADY CORP.
   Manufacturer and distributor of niche industrial safety-related products

3  CENTRAL NEWSPAPERS, INC.
   Leading media company with daily newspapers in Phoenix and Indianapolis

4  INTERNATIONAL GAME TECHNOLOGY
   World's leading supplier of computerized gaming devices

5  MBIA, INC.
   Leading insurer of municipal bonds

6  ROUSE CO.
   Retail mall developer

7  SPECIALTY EQUIPMENT COS.
   Manufacturer of commercial and institutional food service equipment

8  HERMAN MILLER, INC.
   One of the country's largest manufacturers of office furniture

9  IDEX CORP.
   Manufacturer of proprietary engineered industrial products

10 HASBRO, INC.
   Prominent toy manufacturer

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.

ARIEL APPRECIATION FUND
Inception December 1, 1989
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
(assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.


----------------------------------------------------------------------------------------------------------------
                          4th Quarter   YTD    1 Year      3 Year      5 Year    10 Year     Life of Fund
----------------------------------------------------------------------------------------------------------------

Ariel Appreciation Fund     +1.47%    -3.79%    -3.79%     +16.63%      +19.50%  +13.60%     +13.53%
----------------------------------------------------------------------------------------------------------------
Russell Mid Cap Index      +17.23%   +18.23%   +18.23%     +18.86%      +21.86%  +15.92%     +15.97%
----------------------------------------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

ARIEL APPRECIATION FUND
Technology                                 1.31%
Health Care                                6.71%
Consumer Discretionary & Services          35.21%
Consumer Staples                           12.88%
Materials & Processing                     9.65%
Producer Durables                          9.77%
Financial Services                         17.98%
Utilities                                  4.78%
Cash & Other                               1.71%

                                           RUSSELL MID CAP INDEX
Technology                                 22.8%
Health Care                                5.8%
Consumer Discretionary & Services          16.2%
Consumer Staples                           3.2%
Integrated Oils                            1.5%
Other Energy                               3.6%
Materials & Processing                     7.7%
Producer Durables                          6.1%
Autos & Transportation                     3.8%
Financial Services                         16.5%
Utilities                                  11.5%
Cash and Other                             1.3%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

DATE            APP             S&P           RUSSELL MID-CAP
   1989          $10,000         $10,000       $10,000
   1990           $9,902          $9,922        $9,006
   1991          $13,184         $12,945       $12,744
   1992          $14,930         $13,932       $14,826
   1993          $16,115         $15,336       $16,947
   1994          $14,763         $15,539       $16,592
   1995          $18,330         $21,378       $22,308
   1996          $22,677         $26,286       $26,547
   1997          $31,283         $35,056       $34,247
   1998          $37,398         $45,074       $37,705
   1999          $35,981         $54,559       $44,579

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell MidCap Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

TEN LARGEST HOLDINGS AS OF DECEMBER 31, 1999

1  CENTURYTEL, INC.
   Diversified telecommunications company

2  LEE ENTERPRISES
   Diversified media company

3  SYBRON INTERNATIONAL CORP.
   Principal manufacturer of products for the laboratory and professional orthodontic and dental markets

4  MBIA, INC.
   Leading insurer of municipal bonds

5  HASBRO, INC.
   Prominent toy manufacturer

6  ROUSE CO.
   Retail mall developer

7  CENTRAL NEWSPAPERS, INC.
   Leading media company with daily newspapers in Phoenix and Indianapolis

8  HERMAN MILLER, INC.
   One of the country's largest manufacturers of office furniture

9  MCCORMICK & CO. INC.
   World's largest spice company

10 HOUGHTON MIFFLIN CO.
   Leading publisher of educational textbooks and multimedia products



ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID CAP) STOCKS.

SCHEDULE OF INVESTMENTS


ARIEL FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999 (UNAUDITED)

Number       COMMON STOCKS-98.85%                 Cost           Market Value
of Shares
             CONSUMER DISCRETIONARY--35.75%
 499,033     Bob Evans Farms, Inc.               $8,211,424       $7,703,822
 270,400     Central Newspapers, Inc.,
             Class A                              3,728,076       10,647,000
 195,100     Day Runner, Inc.*                    2,336,476          762,109
 263,100     Department 56, Inc.*                 8,535,653        5,952,638
  15,500     Grey Advertising, Inc.               5,223,062        6,200,000
 409,200     Hasbro, Inc.                         4,931,382        7,800,375
 494,200     International Game Technology*       9,057,596       10,038,438
 351,900     Lee Enterprises                      9,779,201       11,238,806
 281,000     Leggett & Platt, Inc.                2,724,420        6,023,937
 242,700     Libbey, Inc.                         8,806,015        6,977,625
                                                  ---------        ---------
                                                 63,333,305       73,344,750
                                                 ----------       ----------

             CONSUMER STAPLES--8.81%
 247,800     Longs Drug Stores Corp.              5,354,648        6,396,337
 261,000     McCormick & Co., Inc.                6,390,529        7,764,750
 291,200     Whitman Corp.                        4,529,000        3,913,000
                                                 ----------        ---------
                                                 16,274,177       18,074,087
                                                 ----------       ----------

13

Number       COMMON STOCKS-98.85% (cont)            Cost         Market Value
of Shares
             FINANCIAL SERVICES --11.72%
  47,300     Arthur J. Gallagher & Co.           $1,821,142       $3,062,675
 387,950     HCC Insurance Holdings, Inc.         5,370,920        5,116,091
 300,400     Horace Mann Educators Corp.          7,992,656        5,895,350
 189,000     MBIA, Inc.                           7,379,126        9,981,562
                                                  ---------        ---------
                                                 22,563,844       24,055,678
                                                 ----------       ----------

             HEALTH CARE--3.41%
 184,500     Wesley Jessen VisionCare, Inc.*      4,876,807        6,987,938
                                                  ---------        ---------

             MATERIALS & PROCESSING--16.18%
 325,700     Brady Corp.                          8,128,562       11,053,444
 143,900     Hunt Corp.                           1,916,478        1,367,050
 625,100     Interface, Inc., Class A             3,652,440        3,594,325
 456,100     Rouse Co.                            9,199,370        9,692,125
 422,250     Shorewood Packaging Corp.*           3,483,657        7,483,359
                                                  ---------        ---------
                                                 26,380,507       33,190,303
                                                 ----------       ----------

             PRODUCER DURABLES--19.67%
 237,570     General Binding Corp.                4,393,121        2,791,448
 146,000     Graco, Inc.                          4,160,389        5,237,750
 444,200     Hussmann International, Inc.         7,079,186        6,690,763
 267,400     IDEX Corp.                           6,703,947        8,122,275
 357,900     Miller (Herman), Inc.                6,138,750        8,231,700
 388,175     Specialty Equipment Cos., Inc.*      4,666,647        9,291,939
                                                 ----------      -----------
                                                 33,142,040       40,365,875
                                                 ----------      -----------

Number       COMMON STOCKS-98.85% (cont)             Cost         Market Value
of Shares
             TECHNOLOGY--3.31%
 280,050     Littelfuse, Inc.*                   $7,133,451       $6,795,588
                                                 ----------       ----------

             Total Common Stocks                173,704,131      202,814,219
                                                -----------      -----------

Principal    REPURCHASE AGREEMENT-1.22%
Amount
$2,497,254   State Street Bank & Trust
             Company Repurchase Agreement,
             2.50%, dated 12/31/1999, repurchase
             price $2,497,775, maturing 1/3/2000
             (collateralized by U.S. Treasury
             Note, 7.50%, 2/15/2005)              2,497,254        2,497,254
                                                 ----------       ----------
             Total Repurchase Agreement           2,497,254        2,497,254
                                                 ----------       ----------

             Total Investments-100.07%         $176,201,385      205,311,473
                                               ------------
                                               ------------

             Liabilities less Other Assets-(0.07)%                  (152,416)
                                                                ------------

             NET ASSETS-100.00%                                 $205,159,057
                                                                ------------
                                                                ------------

*Non-income producing

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999 (UNAUDITED)

  Number     COMMON STOCKS-98.29%                   Cost         Market Value
of Shares
             CONSUMER DISCRETIONARY--35.21%
 339,000     Bob Evans Farms, Inc.               $6,772,133       $5,233,312
 134,300     Carnival Corp.                       1,004,894        6,421,219
 311,000     Central Newspapers, Inc.,
             Class A                              9,246,338       12,245,625
 254,700     Galileo International, Inc.         10,660,921        7,625,081
 266,650     Harte-Hanks, Inc.                    2,342,964        5,799,637
 701,550     Hasbro, Inc.                        11,285,231       13,373,297
 283,400     Houghton Mifflin Co.                 9,832,804       11,955,937
 574,500     International Game Technology*       9,442,394       11,669,531
 470,200     Lee Enterprises                     13,200,844       15,017,013
 546,945     Leggett & Platt, Inc.                7,447,654       11,725,134
 183,200     Libbey, Inc.                         6,323,642        5,267,000
  47,300     McClatchy Company                    1,878,254        2,045,725
 245,600     Newell Rubbermaid, Inc.              7,157,658        7,122,400
  42,000     Tribune Co.                            532,098        2,312,625
                                                    -------        ---------
                                                 97,127,829      117,813,536
                                                 ----------      -----------

             CONSUMER STAPLES--12.88%
 227,472     The Clorox Co.                       7,929,919       11,458,902
 329,440     Longs Drug Stores Corp.              7,637,019        8,503,670
 403,155     McCormick & Co., Inc.               10,736,899       11,993,861
 828,100     Whitman Corp.                       13,734,096       11,127,594
                                                 ----------       ----------
                                                 40,037,933       43,084,027
                                                 ----------       ----------

  Number     COMMON STOCKS-98.29% (cont)            Cost         Market Value
of Shares
             FINANCIAL SERVICES--17.98%
  70,800     Arthur J. Gallagher & Co.           $2,866,302       $4,584,300
 438,300     Equifax, Inc.                       13,918,574       10,327,444
 308,000     Franklin Resources, Inc.            10,484,728        9,875,250
 276,600     MBIA, Inc.                          12,768,920       14,607,937
 422,200     MBNA Corp.                           7,101,389       11,504,950
  29,800     SunGard Data Systems, Inc.*            672,288          707,750
 164,400     XL Capital Ltd.                      9,347,523        8,528,250
                                                  ---------        ---------
                                                 57,159,724       60,135,881
                                                 ----------       ----------

             HEALTH CARE--6.71%
 153,800     Allergan, Inc.                       2,476,374        7,651,550
 599,400     Sybron International Corp.*         11,125,291       14,797,688
                                                 ----------       ----------
                                                 13,601,665       22,449,238
                                                 ----------       ----------

             MATERIALS & PROCESSING--9.65%
 127,600     Avery Dennison Corp.                 7,812,745        9,298,850
  94,525     Brady Corp.                          1,864,128        3,207,942
 625,200     Rouse Co.                           11,866,774       13,285,500
 366,515     Shorewood Packaging Corp.*           2,457,803        6,495,547
                                                  ---------        ---------
                                                 24,001,450       32,287,839
                                                 ----------       ----------

             PRODUCER DURABLES--9.77%
 338,950     Hussmann International, Inc.         4,996,533        5,105,434
 528,400     Miller (Herman), Inc.               10,431,718       12,153,200
  85,000     Pitney Bowes, Inc.                   3,335,462        4,106,563
 473,000     Specialty Equipment Cos., Inc.*      6,501,376       11,322,438
                                                  ---------       ----------
                                                 25,265,089       32,687,635
                                                 ----------       ----------

15

  Number     COMMON STOCKS-98.29% (cont)            Cost         Market Value
of Shares
             TECHNOLOGY--1.31%
 180,325     Littelfuse, Inc.*                   $4,375,871       $4,375,699
                                                 ----------       ----------

             UTILITIES--4.78%
 337,825     CenturyTel, Inc.                     4,808,537       16,004,459
                                                  ---------       ----------

             Total Common Stocks                266,378,098      328,838,314
                                                -----------      -----------

Principal    REPURCHASE AGREEMENT-1.70%
 Amount
$5,703,572   State Street Bank & Trust
             Company Repurchase Agreement,
             2.50%, dated 12/31/1999, repurchase
             price $5,704,761, maturing 1/3/2000
             (collateralized by U.S. Treasury
             Bond, 8.875%, 2/15/2019)             5,703,572        5,703,572
                                                  ---------        ---------

             Total Repurchase Agreement           5,703,572        5,703,572
                                                  ---------        ---------

             Total Investments-99.99%          $272,081,670      334,541,886
                                               ------------
                                               ------------

             Other Assets less Liabilities-0.01%                      46,510
                                                                      ------

             NET ASSETS-100.00%                                 $334,588,396
                                                                ------------
                                                                ------------

*Non-income producing

                           EQUITY STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)                                                         Earnings Per Share
                                                   52 - Week   -----------------------------
                                                     Range        1998      1999      2000      1998      1999      2000     Market
                               Ticker    Price    -----------    Actual  Estimated Estimated    P/E       P/E       P/E       Cap.
Company                        Symbol  12/31/99   Low    High   Calendar Calendar  Calendar   Calendar  Calendar  Calendar   ($MM)
Day Runner, Inc.               DAYR      3.91     3.63   15.50    1.16     -1.17      0.25       3.4       NM       15.6        47
Hunt Corp.                     HUN       9.50     6.63   12.19    0.80      0.91      1.15      11.9      10.4       8.3        99
General Binding Corp.          GBND     11.75     6.00   40.00    1.63     -0.20      0.19       7.2       NM       61.8       185
Interface, Inc.                IFSIA     5.75     4.00   11.75    0.87      0.46      0.66       6.6      12.5       8.7       303
Department 56, Inc.            DFS      22.63    18.31   37.88    2.45      2.48      2.83       9.2       9.1       8.0       379
Libbey, Inc.                   LBY      28.75    24.00   33.75    2.31      2.56      2.93      12.4      11.2       9.8       460
Grey Advertising, Inc.         GREY    400.00   284.00  408.00   18.98      5.13     24.64      21.1      78.0      16.2       499
Specialty Equipment Cos., Inc. SEC      23.94    20.44   34.13    2.18      2.13      2.09      11.0      11.2      11.5       499
Shorewood Packaging Corp.      SWD      18.94    11.75   20.63    1.08      1.27      1.43      17.5      14.9      13.2       518
Littelfuse, Inc.               LFUS     24.27    16.25   25.00    0.86      1.15      1.40      28.2      21.1      17.3       534
Bob Evans Farms, Inc.          BOBE     15.44    12.75   26.38    1.30      1.40      1.50      11.9      11.0      10.3       594
HCC Insurance Holdings, Inc.   HCC      13.19     8.00   25.13    1.41      1.22      1.38       9.4      10.8       9.6       644
Wesley Jessen VisionCare, Inc. WJCO     37.88    20.25   40.94    1.57      1.89      2.31      24.1      20.0      16.4       663
Graco, Inc.                    GGG      35.88    19.88   36.19    2.01      2.75      3.13      17.9      13.0      11.5       732
Hussmann International, Inc.   HSM      15.06    12.63   19.00    1.20      1.28      1.43      12.6      11.8      10.5       767
Brady Corp.                    BRC      33.94    19.50   36.31    1.49      1.98      2.10      22.8      17.1      16.2       769
Horace Mann Educators Corp.    HMN      19.63    19.13   33.00    1.80      1.64      1.92      10.9      12.0      10.2       805
IDEX Corp.                     IEX      30.38    21.63   34.13    1.81      1.84      2.16      16.8      16.5      14.1       900
Longs Drug Stores Corp.        LDG      25.81    22.25   39.50    1.64      1.83      2.05      15.7      14.1      12.6     1,016
Arthur J. Gallagher & Co.      AJG      64.75    42.25   66.25    3.10      3.47      3.82      20.9      18.7      17.0     1,190
Lee Enterprises                LEE      31.94    26.13   32.25    1.41      1.56      1.73      22.7      20.5      18.5     1,414
Rouse Company                  RSE      21.25    19.75   27.75    2.69      2.98      3.29       7.9       7.1       6.5     1,529
Central Newspapers, Inc.       ECP      39.38    29.88   45.69    1.78      2.25      2.60      22.1      17.5      15.1     1,530
International Game Technology  IGT      20.31    14.13   24.13    1.33      1.41      1.60      15.3      14.4      12.7     1,746
Herman Miller, Inc.            MLHR     23.00    15.63   27.13    1.62      1.70      1.93      14.2      13.5      11.9     1,841
Whitman Corp.                  WH       13.44    12.19   24.94    0.61      0.57      0.63      22.0      23.6      21.3     1,897
McCormick & Company, Inc.      MKC      29.75    26.63   34.63    1.43      1.68      1.88      20.8      17.7      15.8     2,106
Hasbro, Inc.                   HAS      18.94    16.88   37.00    1.07      1.39      1.35      17.7      13.6      14.0     3,670
Leggett & Platt, Inc.          LEG      21.44    18.63   28.31    1.24      1.44      1.61      17.4      14.9      13.3     4,208
MBIA, Inc.                     MBI      52.81    45.13   71.88    4.58      4.70      5.30      11.5      11.2      10.0     5,259

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      The Rouse Company numbers are before depreciation and deferred taxes. NM=Not Meaningful.

ARIEL APPRECIATION FUND
(UNAUDITED)                                                         Earnings Per Share
                                                   52 - Week   -----------------------------
                                                     Range        1998      1999      2000      1998      1999      2000     Market
                               Ticker    Price    -----------    Actual  Estimated Estimated    P/E       P/E       P/E       Cap.
Company                        Symbol  12/31/99   Low    High   Calendar Calendar  Calendar   Calendar  Calendar  Calendar   ($MM)
Libbey, Inc.                   LBY      28.75    24.00   33.75    2.31      2.56      2.93      12.4      11.2       9.8       460
Specialty Equipment Cos., Inc. SEC      23.94    20.44   34.13    2.18      2.13      2.09      11.0      11.2      11.5       499
Shorewood Packaging Corp.      SWD      18.94    11.75   20.63    1.08      1.27      1.43      17.5      14.9      13.2       518
Littelfuse, Inc.               LFUS     24.27    16.25   25.00    0.86      1.15      1.40      28.2      21.1      17.3       534
Bob Evans Farms, Inc.          BOBE     15.44    12.75   26.38    1.30      1.40      1.50      11.9      11.0      10.3       594
Hussmann International, Inc.   HSM      15.06    12.63   19.00    1.20      1.28      1.43      12.6      11.8      10.5       767
Brady Corp.                    BRC      33.94    19.50   36.31    1.49      1.98      2.10      22.8      17.1      16.2       769
Longs Drug Stores Corp.        LDG      25.81    22.25   39.50    1.64      1.83      2.05      15.7      14.1      12.6     1,016
Arthur J. Gallagher & Co.      AJG      64.75    42.25   66.25    3.10      3.47      3.82      20.9      18.7      17.0     1,190
Houghton Mifflin Company       HTN      42.19    34.88   52.50    1.40      1.65      2.95      30.1      25.6      14.3     1,312
Lee Enterprises                LEE      31.94    26.13   32.25    1.41      1.56      1.73      22.7      20.5      18.5     1,414
Harte-Hanks, Inc.              HHS      21.75    19.06   29.25    0.88      1.03      1.19      24.7      21.1      18.3     1,493
Rouse Company                  RSE      21.25    19.75   27.75    2.69      2.98      3.29       7.9       7.1       6.5     1,529
Central Newspapers, Inc.       ECP      39.38    29.88   45.69    1.78      2.25      2.60      22.1      17.5      15.1     1,530
International Game Technology  IGT      20.31    14.13   24.13    1.33      1.41      1.60      15.3      14.4      12.7     1,746
Herman Miller, Inc.            MLHR     23.00    15.63   27.13    1.62      1.70      1.93      14.2      13.5      11.9     1,841
Whitman Corp.                  WH       13.44    12.19   24.94    0.61      0.57      0.63      22.0      23.6      21.3     1,897
McClatchy Co.                  MNI      43.25    29.00   43.75    1.41      1.79      1.96      30.7      24.2      22.1     1,944
McCormick & Company, Inc.      MKC      29.75    26.63   34.63    1.43      1.68      1.88      20.8      17.7      15.8     2,106
Sybron International Corp.     SYB      24.69    20.69   30.81    1.02      1.25      1.50      24.2      19.8      16.5     2,549
Galileo International, Inc.    GLC      29.94    25.31   59.31    1.86      2.25      2.57      16.1      13.3      11.6     2,708
SunGard Data Systems, Inc.     SDS      23.75    16.88   41.94    1.19      1.34      1.51      20.0      17.7      15.7     3,046
Equifax, Inc.                  EFX      23.56    20.13   39.88    1.34      1.55      1.82      17.6      15.2      12.9     3,332
Hasbro, Inc.                   HAS      18.94    16.88   37.00    1.07      1.39      1.35      17.7      13.6      14.0     3,670
Leggett & Platt, Inc.          LEG      21.44    18.63   28.31    1.24      1.44      1.61      17.4      14.9      13.3     4,208
MBIA, Inc.                     MBI      52.81    45.13   71.88    4.58      4.70      5.30      11.5      11.2      10.0     5,259
CenturyTel, Inc.               CTL      47.38    35.19   49.00    1.42      1.68      1.86      33.4      28.2      25.5     6,619
XL Capital Ltd.                XL       51.88    41.94   75.75    4.32      4.58      5.25      12.0      11.3       9.9     6,620
Allergan, Inc.                 AGN      49.75    31.69   57.81    1.01      1.28      1.53      49.3      38.9      32.5     6,742
Franklin Resources, Inc.       BEN      32.06    27.00   45.00    1.86      1.95      2.20      17.2      16.4      14.6     8,083
Newell Rubbermaid, Inc.        NWL      29.00    25.25   52.00    1.99      1.65      2.02      14.6      17.6      14.4     8,179
Avery Dennison Corp.           AVY      72.88    39.38   73.00    2.15      2.51      2.85      33.9      29.0      25.6     8,212
The Clorox Company             CLX      50.38    37.50   66.47    1.53      1.59      1.87      32.9      31.7      26.9    11,910
Pitney Bowes, Inc.             PBI      48.31    40.88   73.31    2.03      2.30      2.60      23.8      21.0      18.6    12,815
Tribune Company                TRB      55.06    30.16   60.88    1.27      1.54      1.75      43.4      35.8      31.5    13,084
MBNA Corporation               KRB      27.25    20.81   33.25    0.97      1.20      1.44      28.1      22.7      18.9    21,849
Carnival Corporation           CCL      47.81    38.13   53.50    1.40      1.65      1.95      34.2      29.0      24.5    29,342

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      The Rouse Company numbers are before depreciation and deferred taxes.

Dear Fellow Shareholder: For the fourth quarter ended December 31, 1999, the Ariel Premier Bond Fund, Investor Class returned -0.28% and the Institutional Class retuned -0.08%, compared to a -0.12% return for the Lehman Brothers Aggregate Bond Index. For the one-year period ended December 31, 1999, the Ariel Premier Bond Fund, Institutional Class ranked in the top 9th percentile of Corporate Debt A-Rated Bond Funds tracked by Lipper Analytical Services--specifically, the 14th best performer out of 164 funds. The Ariel Premier Bond Fund, Investor Class also ranked well as the 24th best performer out of 164 funds over the same period.

The poor performance of the bond market in 1999 resulted from dashed expectations. During the year, almost every fundamental determinant of interest rates was the opposite of the consensus expectations built into yields a year ago. At year-end 1998, the fixed income markets anticipated falling interest rates and falling inflation. Both were to have resulted from global economic weakness and recessionary conditions in the U.S. In actuality, 1999 proved quite different. The U.S. economy grew 4.1%, foreign economies strengthened, and both inflation and interest rates rose. Moreover, if not for Y2K considerations, the Fed would likely have raised interest rates even higher. These major factors helped produce the second negative total return for the bond market in 27 years, exceeded only by 1994. What a difference a year makes!

Besides the magnitude of the increase in interest rates, the other striking feature of the year was the volatility in the spreads of non-Treasury sectors. After a significant narrowing over the first five months of 1999, spreads widened during the summer (back to 1998 crisis levels) as Y2K risk aversion peaked. As the year progressed, Y2K concerns faded and spreads subsequently narrowed sharply again. This left investment grade spreads modestly narrower for the year, with mortgages tightening the most, followed by the asset-backed and corporate sectors. High yield and emerging market debt did quite well.

The best performing portfolios over the last 12 months were short in duration with significant exposure to non-Treasury sectors. As such, Ariel Premier Bond Fund's short duration strategy and general overweighting in non-Treasury sectors throughout the year led to good performance in 1999.

In our view, today's interest rate levels are consistent with underlying fundamentals, and non-Treasury spreads have room for modest improvement over the first half of 2000. Accordingly, the portfolio's duration equals that of the Lehman Brothers Aggregate Bond Index, while spread exposure exceeds the benchmark by roughly 1.2 years.

In 2000, we expect a better bond market. We believe that growth in the U.S. economy will slow modestly, closer to 3.5% than the 4% experienced in 1999. The Consumer Price Index should rise only modestly from current levels, and the Fed will keep a watchful eye on signs of growth, likely raising short-term rates early in the year.

We appreciate the opportunity to serve you and, as always, welcome your questions and comments.

Sincerely,

/s/John W. Rogers, Jr.                 /s/Kenneth R. Meyer
----------------------                 ---------------------
John W. Rogers, Jr.                    Kenneth R. Meyer
President                              President
Ariel Capital Management, Inc.         Lincoln Capital Management Company

Lipper Analytical Services, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns. Ariel Premier Bond Fund, Institutional Class ranked 13 out of 130 funds and 25 out of 116 funds in the Corporate Debt A-Rated Funds category for the three-year and since inception (10/01/95) periods ended 12/31/99, respectively. Ariel Premier Bond Fund, Investor Class ranked 16 out of 133 funds in the Corporate Debt A-Rated Funds category for the since inception (02/01/97) period ended 12/31/99.

                                                                       [GRAPHIC]

ARIEL PREMIER
BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999 (assume reinvestment of dividends and capital gains)

-------------------------------------------------------------------------------------------------------
                                   4th Quarter     YTD         1 Year     3 Year    Life of Fund
-------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inst. Cl.   -0.08%       -0.57%      -0.57%     +5.33%      +5.34%
-------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inv. Cl.    -0.28%       -0.97%      -0.97%       --        +4.94%
-------------------------------------------------------------------------------------------------------
Lehman Bros. Aggregate Bond Index    -0.12%       -0.82%      -0.82%     +5.73%      +5.92% (Inst.)
                                                                                     +5.79% (Inv.)

ARIEL PREMIER BOND FUND PORTFOLIO COMPOSITION
Government & Agency          18.7%
Mortgage-Backed              33.3%
Corporate                    17.0%
Asset-Backed                 19.1%
Commercial Mortgage-Backed    3.3%
Cash                          8.6%

LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO COMPOSITION
Government & Agency          41.6%
Mortgage-Backed              34.2%
Corporate                    21.5%
Asset-Backed                  1.3%
Commercial Mortgage-Backed    1.4%
Cash                            0%


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

INVESTOR CLASS
   DATE        BOND         LEHMAN
    Feb-97        $10,000      $10,000
    Mar-97         $9,930       $9,914
    Jun-97        $10,265      $10,278
    Sep-97        $10,573      $10,619
    Dec-97        $10,838      $10,932
    Mar-98        $10,997      $11,102
    Jun-98        $11,234      $11,361
    Sep-98        $11,616      $11,841
    Dec-98        $11,621      $11,882
    Mar-99        $11,611      $11,823
    Jun-99        $11,482      $11,719
    Sep-99        $11,514      $11,798
    Dec-99        $11,509      $11,784

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

INSTITUTIONAL CLASS
   DATE        BOND         LEHMAN
    Oct-95     $1,000,000   $1,000,000
    Dec-95     $1,035,122   $1,042,614
    Jun-96     $1,018,867   $1,029,953
    Dec-96     $1,067,709   $1,080,467
    Jun-97     $1,101,595   $1,113,887
    Dec-97     $1,165,544   $1,184,770
    Jun-98     $1,210,570   $1,231,317
    Dec-98     $1,254,703   $1,287,699
    Jun-99     $1,240,901   $1,270,046
    Dec-99     $1,247,569   $1,277,108

*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

[SIDENOTE:]
ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999 (UNAUDITED)

  Par Value      ASSET-BACKED SECURITIES-19.12%          Cost        Market Value
    $700,000     Americredit Auto Receivables,
                 98-B A4, 6.06%, 12/12/2002            $699,919         $694,148
     750,000     Americredit Auto Receivables,
                 99-A A4, 5.88%, 12/12/2005             749,859          732,713
     416,517     Associates Manufactured Housing,
                 972A-3, 6.275%, 3/15/2028              416,396          416,105
   1,000,000     Auto Leasing Investors,
                 6.177%, 8/12/2005+                   1,000,000          961,850
     650,000     BEA, 1998-2A A2A,
                 6.72%, 6/15/2010+                      628,249          595,563
     695,000     Circuit City Credit Card,
                 1995-1A, 6.375%, 8/15/2005             705,518          694,340
   2,000,000     Contimortgage Home Equity,
                 97-A5, 6.44%, 12/15/2012             2,017,534        1,966,800
     616,250     Credit Card Receivables Trust,
                 98-1,  6.478%, 12/22/2004+             619,641          610,088
   2,000,000     EQCC Home Equity,
                 973-A9, 6.57%, 2/15/2029             1,984,116        1,907,440
   1,800,000     First Omni,
                 96-AA, 6.65%, 9/15/2003              1,819,566        1,797,570
   1,040,729     Fleetwood,
                 97BA, 6.40%, 5/15/2013               1,039,399        1,033,475
     500,000     Green Tree Financial,
                 98-A4, 6.09%, 2/1/2030                 499,948          494,450

    Par Value    ASSET-BACKED SECURITIES-19.12% (cont)  Cost         Market Value
     $37,086     Green Tree Financial,
                 1995-1 A5, 8.40%, 6/15/2025            $40,629          $37,363
     950,000     Greenpoint Manufacturing,
                 99-1 A2, 6.01%, 8/15/2015              949,762          916,779
   1,415,000     Healthcare Rec.,
                 99-1, 6.25%, 2/1/2003+               1,413,183        1,372,989
     715,747     IMC Excess Cash Flow Sec. Trust,
                 97-A A, 7.41%, 11/26/2028+             715,720          506,949
   1,450,000     J.C. Penney Master
                 Credit Card Trust,
                 1990-C1, 9.625%, 6/30/2000           1,471,729        1,465,327
   1,445,000     MBNA Master Credit Card Trust,
                 1999-JA, 7.00%, 2/15/2012            1,440,404        1,416,346
      60,887     The Money Store,
                 1996-1 A3, 6.85%, 12/20/2002            60,882           60,912
     450,000     Onyx Acceptance Auto Trust,
                 99-1 A2, 5.83%, 3/15/2004              449,973          440,573
   1,440,000     Prime, 95-1A, 6.75%, 11/15/2005      1,445,073        1,432,224
   3,001,511     Railcar Leasing,
                 971A, 6.75%, 7/15/2006               3,039,014        2,963,061
   1,144,185     Railcar Trust,
                 92-A1, 7.75%, 6/1/2004               1,178,734        1,155,169
     776,548     Salomon Brothers Mortgage Sec.,
                 97LB6A3, 6.76%, 12/25/2027             775,600          775,756
      13,429     UCFC,
                 96-C1 A3, 7.15%, 12/15/2013             13,427           13,394
   1,071,090     Union Acceptance Corp.,
                 97AA2, 6.375%, 10/8/2003             1,077,293        1,067,052


                                                                              22

    Par Value    ASSET-BACKED SECURITIES-19.12% (cont)  Cost         Market Value
  $2,630,000     Union Financial Services
                 Taxable Student Loan,
                 98A A8, 5.50%, 9/1/2005             $2,613,526       $2,475,698
   1,880,000     World Financial,
                 96-AA, 6.70%, 2/15/2004              1,886,601        1,878,440
   2,165,385     World Omni Auto Lease,
                 97B3, 6.18%, 11/25/2003              2,165,226        2,164,865
                                                     ----------       ----------
                 Total Asset-Backed Securities       32,916,921       32,047,439
                                                     ----------       ----------
                 COMMERCIAL MORTGAGE-BACKED SECURITIES-3.33%
     315,000     CMAT, 99-C2 A3, 7.737%,
                 12/17/2012                             315,015          311,711
     400,000     CSFB, 99-C1 A2, 7.29%,
                 9/15/2009                              401,978          392,728
   1,150,000     GMAC Commercial, 99-CTL1 A,
                 7.151%, 1/15/2008+                   1,149,978        1,137,063
     550,000     GMAC Commercial, 99-1 A2,
                 6.175%, 5/15/2033                      558,270          500,368
   1,025,345     GS Mortgage Securities Corp.,
                 98-GL11 A1, 6.312%,
                 4/13/2031                            1,046,716          992,924
     746,250     GS Mortgage Securities Corp.,
                 99-C1 A1, 5.85%, 11/18/2030            747,562          703,803
     515,000     Lehman Large Loan, 97-LL1 A2,
                 6.84%, 9/12/2006                       511,394          505,230
     617,053     MLMI, 99-C1 A1,
                 7.37%, 6/15/2008                       624,091          615,634

   Par Value     COMMERCIAL MORTGAGE-BACKED
                 SECURITIES-3.33% (cont)                Cost         Market Value
    $440,000     Morgan Stanley Capital I,
                 1999-RM1 A2, 6.71%,
                 12/15/2031                            $439,949         $416,076
                                                       --------         --------

                 Total Commercial
                 Mortgage-Backed Securities           5,794,953        5,575,537
                                                      ---------        ---------

                 CORPORATE DEBT-17.02%

   1,000,000     AES Ironwood LLC, 8.857%,
                 11/30/2025+                          1,000,000          946,680
     550,000     American Stores, 8.00%,
                 6/1/2026                               604,654          556,609
     615,000     Avalonbay Communities,
                 7.50%, 8/1/2009                        612,202          586,540
     550,000     Bestfoods, 5.60%, 10/15/2097           424,430          380,708
     410,000     Boeing Co., 6.875%, 10/15/2043         367,961          350,267
     560,000     Camden Property Trust,
                 7.00%, 4/15/2004                       557,239          539,055
   1,000,000     Citigroup Capital II,
                 7.75%, 12/1/2036                     1,035,494          913,451
   1,575,000     Consumers Energy CMS,
                 6.20%, 5/1/2003                      1,557,673        1,500,062
     840,000     Dow Chemical Co.,
                 7.375%, 11/1/2029                      832,146          803,679
     700,000     Duke Realty LP,
                 7.30%, 6/30/2003                       699,465          688,632


23


    Par Value    CORPORATE DEBT-17.02% (cont)              Cost     Market Value

  $1,310,000     Edison International, Inc.,
                 6.875%, 9/15/2004                   $1,300,432       $1,282,900
     515,000     FedEx, 7.60%, 7/1/2097                 540,541          458,892
     680,000     FPL Group Capital, Inc.,
                 7.625%, 9/15/2006                      678,011          684,317
   1,100,000     GTE California, 6.75%,
                 5/15/2027                            1,150,814          964,275
   1,020,000     J.C. Penney Co.,
                 7.625%, 3/1/2097                       914,505          794,633
     500,000     Kohl's Corp., 7.25%, 6/1/2029          472,399          453,511
     800,000     LSP Energy LP, 8.16%, 7/15/2025+       800,000          744,248
     610,000     Mirage Resorts, 7.25%, 8/1/2017        606,914          501,580
     300,000     News America Holdings,
                 7.25%, 5/18/2018                       298,044          271,901
     730,000     Northwest Airlines Corp.,
                 7.575%, 3/1/2019                       730,000          701,129
   1,200,000     NRG Energy, Inc.,
                 7.50%, 6/1/2009                      1,199,655        1,112,480
   1,190,000     Park Place Entertainment,
                 7.95%, 8/1/2003+                     1,180,283        1,178,502
     650,000     Peco Energy Co.,
                 7.38%, 4/6/2028                        650,000          555,846
   1,400,000     Philip Morris, 7.125%,
                 8/15/2002                            1,394,360        1,377,335
     700,000     PNC Funding Corp.,
                 7.00%, 9/1/2004                        697,153          688,692
     970,000     Principal Financial Group,
                 8.20%, 8/15/2009+                      967,053          980,356
     775,000     Provident Companies,
                 6.375%, 7/15/2005                      772,753          722,875
  $1,220,000     Provident Companies,
                 7.00%, 7/15/2018                    $1,219,624       $1,063,547
     675,000     Rohm & Haas Co.,
                 7.85%, 7/15/2029+                      674,509          678,389
   1,000,000     Safeco Capital Trust,
                 8.072%, 7/15/2037                    1,000,000          879,482
     750,000     Security Capital Group,
                 7.75%, 11/15/2003                      749,429          727,936
     845,000     Spieker Properties LP,
                 6.75%, 1/15/2008                       785,609          772,769
     805,000     Suntrust Cap II,
                 7.90%, 6/15/2027                       809,603          752,931
     580,000     Telecom De Puerto Rico,
                 6.80%, 5/15/2009+                      558,659          529,684
     750,000     Virginia Electric Power,
                 6.75%, 2/1/2007                        753,451          709,664
   1,110,000     WorldCom Inc.,
                 7.750%, 4/1/2027                     1,230,100        1,132,503
     560,000     Zurich Capital Trust,
                 8.376%, 6/1/2037+                      595,561          544,625
                                                     ----------       ----------

                 Total Corporate Debt                30,420,726       28,530,685
                                                     ----------       ----------

                 U.S. GOVERNMENT AGENCIES-39.93%

                 MORTGAGE-BACKED SECURITIES--33.26%
  13,900,000     Fannie Mae, 7.50%, 1/1/2030x        13,873,938       13,747,962
   7,335,000     Freddie Mac, Gold,
                 6.00%, 1/1/2030x                     6,816,966        6,720,694


                                                                              24



Par Value        U.S. GOVERNMENT AGENCIES-39.93% (cont)   Cost      Market Value

                 MORTGAGE-BACKED SECURITIES--33.26% (cont)
                 MORTGAGE-BACKED SECURITIES--33.26% (CONT)
 $36,155,000     Freddie Mac, 6.50%, 1/1/2030x      $34,528,923      $34,177,682
   1,173,492     Freddie Mac, Gold,
                 6.50%, 11/1/2025                     1,109,770        1,117,471
                                                    -----------      -----------
                                                     56,329,597       55,763,809
                                                    -----------      -----------

                 OTHER AGENCY ISSUES--6.67%
  11,730,000     Fannie Mae,
                 6.25%, 5/15/2029                    10,560,957       10,425,296
     734,175     Government Trust Certificate,
                 Israel Trust, Series 2E, 9.40%,
                 5/15/2002                              760,841          751,977
                                                    -----------      -----------
                                                     11,321,798       11,177,273
                                                    -----------      -----------
                 TOTAL U.S. GOVERNMENT AGENCIES      67,651,395       66,941,082
                                                    -----------      -----------
                 U.S. GOVERNMENT OBLIGATIONS-12.06%
   7,885,000     U.S. Treasury Bond,
                 13.875%, 5/15/2011                  10,896,563       10,797,522
     755,000     U.S. Treasury Bond,
                 10.375%, 11/15/2012                    944,480          917,325
   2,765,000     U.S. Treasury Bond,
                 8.125%, 8/15/2021                    3,249,487        3,172,838
   4,605,000     U.S. Treasury Note,
                 7.50%, 11/15/2001                    4,716,756        4,705,734
     200,000     U.S. Treasury Note,
                 6.25%, 6/30/2002                       202,870          199,875
     435,000     U.S. Treasury Note,
                 5.50%, 1/31/2003                       430,411          424,668
                                                    -----------      -----------
                 Total U.S. Government
                 Obligations                         20,440,567       20,217,962
                                                    -----------      -----------

   Par Value     COMMERCIAL PAPER-34.14%                  Cost       Market Value
  $3,200,000     American Express Corp.,
                 5.9 4%, 1/19/2000*                  $3,190,320       $3,190,320
   3,200,000     American General Finance Group,
                 6.02%, 1/19/2000*                    3,190,368        3,190,368
   3,200,000     Associates First Capital Corp.,
                 6.05%, 1/19/2000*                    3,190,320        3,190,320
   3,200,000     AT&T Corp., 6.01%, 1/19/2000*        3,190,384        3,190,384
   3,200,000     Chevron Corp., 6.45%, 1/18/2000*     3,190,253        3,190,253
   3,200,000     Citicorp, 6.07%, 1/19/2000*          3,190,288        3,190,288
   3,200,000     Clorox Co., 6.09%, 1/14/2000*        3,192,963        3,192,963
   3,200,000     Deere & Co., 6.09%, 1/19/2000*       3,190,256        3,190,256
   3,000,000     Duke Energy Corp.,
                 6.00%, 1/14/2000*                    2,993,500        2,993,500
   3,200,000     Ford Motor Credit,
                 5.98%, 1/19/2000*                    3,190,208        3,190,208
   3,200,000     General Electric Capital Corp.,
                 6.06%, 1/19/2000*                    3,190,304        3,190,304
   3,200,000     General Motors, 6.12%, 1/19/2000*    3,190,208        3,190,208
   3,200,000     Grainger (W.W.) Inc.,
                 6.20%, 1/13/2000*                    3,193,387        3,193,387
   3,200,000     Heinz Co., 6.04%, 1/13/2000*         3,193,557        3,193,557
   3,200,000     Hertz Corp., 6.23%, 1/19/2000*       3,190,032        3,190,032
   3,200,000     Household Finance Corp.,
                 6.00%, 1/19/2000*                    3,190,400        3,190,400
   3,200,000     Prudential Funding Corp.,
                 6.12%, 1/19/2000*                    3,190,208        3,190,208
   3,200,000     Wells Fargo & Co.,
                 6.11%, 1/19/2000*                    3,190,224        3,190,224
                                                    -----------      -----------

                 Total Commercial Paper              57,237,180       57,237,180
                                                    -----------      -----------
25


 Principal       REPURCHASE AGREEMENT-7.14%              Cost       Market Value
  Amount
$11,975,577      State Street Bank & Trust
                 Company Repurchase Agreement,
                 2.50%, dated 12/31/1999, repurchase
                 price $11,978,072, maturing
                 1/3/2000 (collateralized by
                 U.S. Treasury Note, 7.25%,
                 2/15/2005)                         $11,975,577      $11,975,577
                                                   ------------      -----------

                 Total Repurchase Agreement          11,975,577       11,975,577
                                                   ------------      -----------

                 Total Investments-132.74%         $226,437,319      222,525,462
                                                   ------------      -----------
                                                   ------------

                 Liabilities less Other Assets-(32.74)%              (54,880,177)
                                                                   -------------


                 NET ASSETS-100.00%                                 $167,645,285
                                                                   -------------
                                                                   -------------

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
x     When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 1999.

BOARD OF TRUSTEES

      BERT N. MITCHELL, C.P.A. Bert is founder and chairman of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

      MARIO L. BAEZA, ESQ. Chairman and CEO of TWC/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

      JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

      WILLIAM C. DIETRICH, C.P.A. Bill serves as director of finance and administration of Streamline.com, Inc.-Washington Division. He has a B.A. from Georgetown University and serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

      ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

      JOHN G. GUFFEY, JR. Currently, John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

      MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and the Field Museum, as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

      CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

      ERIC T. MCKISSACK, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic and corporate boards.

ARIEL MUTUAL FUNDS
Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
www.arielmutualfunds.com


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